VRDN-001 3 mg/kg results in patients with TED January 2023 Exhibit 99.2

Cautionary note regarding forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of words such as, but not limited to, "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "project," "should," "target," "will," or "would" or other similar terms or expressions that concern our expectations, plans and intentions. Forward-looking statements include, without limitation, statements regarding our expectations, strategies, plans and intentions. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations, and assumptions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to: the efficacy and safety of VRDN-001, VRDN-002, and VRDN-003 for the treatment of TED; the relationship between the results from the positive data from the ongoing Phase 1/2 clinical trial of VRDN-001 and the first-in-human Phase 1 clinical trial of VRDN-002 and results or future of ongoing clinical trials; the timing, progress and plans for our ongoing or future research and clinical development programs; trial protocols for ongoing clinical trials, including the clinical trials for VRDN-001, VRDN-002, and VRDN-003; expectations regarding the timing for data, including the expected timing of additional data from the ongoing Phase 1/2 clinical trial of VRDN-001 and the first-in-human Phase 1 clinical trial of VRDN-002; uncertainty and potential delays related to clinical drug development; the duration and impact of regulatory delays in our clinical programs; the timing of and our ability to obtain and maintain regulatory approvals for our therapeutic candidates, including VRDN-001, VRDN-002, and VRDN-003; manufacturing risks; our ability to develop a subcutaneous formulation; competition from other therapies or products; other matters that could affect the sufficiency of existing cash, cash equivalents and short-term investments to fund operations; our financial position and its projected cash runway; our future operating results and financial performance; the clinical utility of our therapeutic candidates and our intellectual property position; the timing of pre-clinical and clinical trial activities and reporting results from same; the effects from the COVID-19 pandemic on our research, development and business activities and operating results, including those risks set forth under the caption "Risk Factors" in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on March 11, 2022 and other subsequent disclosure documents filed with the SEC. The forward-looking statements in this presentation represent our views as of the date of this presentation. Neither we, nor our affiliates, advisors, or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Viridian programs are rapidly advancing towards an estimated $4B+ TED market Key takeaways Source: Horizon Therapeutics Q3 22 earnings: peak U.S. annual net sales of >$3B and ex-U.S. estimate of >$1B peak annual net sales, includes expected entrance to Europe; Viridian-sponsored market research All data regarding third-party products in this presentation are based on third-party studies and not our own. Conclusions are not based on head-to-head clinical trial results. 1. Estimated cash, cash equivalents, and short-term investments balance as of 12/31/2022 New VRDN-001 data further support efficacy matching or exceeding Tepezza® * at all doses with clear path to differentiation VRDN-001 has shown robust efficacy and a favorable safety profile across 21 patients with active TED; THRIVE Phase 3 is ongoing Funded to advance rapidly through multiple key milestones with $425M1 in cash & cash equivalents; runway into 2H25 VRDN-001 efficacy at 3 mg/kg supports plan for VRDN-002 or VRDN-003 as a self-administered pen with up to monthly dosing

Viridian is rapidly advancing differentiated intravenous and subcutaneous anti-IGF-1R TED programs


IV
SC
VRDN-001
teprotumumab
VRDN-002
VRDN-003
Same extended half-life mutations
Same binding domain as VRDN-001

	VRDN-001	teprotumumab	VRDN-002	VRDN-003
Mechanism	Full antagonist	Partial antagonist	Partial antagonist	Full antagonist
Half-life	~10 to 11 days	~10 to 11 days[1-3]	Up to 43 days	Expected to match or exceed VRDN-002
Administration	Q3W IV	Q3W IV	Q2W or Q4W SC	Q2W or Q4W SC

VRDN-001, -002, and -003 are investigational therapies that are not approved for any use in any country.

1) Rodon J et al, J Clin Onc, 2518 Suppl), June 2007
2) Kurzrock R et al, Clin Cancer Res, 16(8), April, 2010
3) Gore L et al, Mol Cancer Ther 8(12 Suppl), 2009

4

VIRIDIAN

VRDN-001 proof-of-concept cohorts tested 3 doses in active TED Active TED Clinical activity score (CAS) of ≥4 Onset of symptoms within past 12 months VRDN-001 10 mg/kg Q3W x 2 (n=6) Placebo (n=2) VRDN-001 20 mg/kg Q3W x 2 (n=6) Placebo (n=2) VRDN-001 3 mg/kg Q3W x 2 (n=9) Placebo (n=1)* *2 patients were randomized to the placebo arm with one patient in the 3 mg/kg cohort’s placebo arm discontinuing the study before week 6 10 mg/kg results: reported in August 2022, presented at ATA 2022 20 mg/kg results reported in November 2022 3 mg/kg results reported January 2023 Randomized, double-blind trial vs placebo Cohort 1 Cohort 2 Cohort 3

Baseline patient characteristics similar to Tepezza trials SEM = Standard error of the mean VRDN-001 (3, 10, and 20 mg/kg) VRDN-001 3 mg/kg VRDN-001 10 mg/kg VRDN-001 20 mg/kg Placebo Tepezza Ph2 Tepezza Ph3 n 21 9 6 6 5 42 41 Proptosis, mean (SEM) 23.7 (0.7) 23.1 (1.2) 24.8 (1.2) 23.6 (1.3) 22.8 (2) 23.4 22.6 CAS, mean (SEM) 5.4 (0.2) 5.4 (0.4) 5.2 (0.3) 5.5 (0.4) 5.0 (0.5) 5.1 5.1 Diplopia, n (%) 13 (62%) 5 (56%) 4 (67%) 4 (67%) 3 (60%) 38 (90%) 28 (67%) Diplopia, mean (SEM) 1.3 (0.3) 1.3 (0.4) 1.3 (0.5) 1.3 (0.4) 1.6 (0.7) 1.8 Not reported Months since onset of TED signs/symptoms, mean (SEM) 7.4 (0.8) 7.7 (1.1) 7.3 (1.7) 6.9 (1.7) 7.0 (2.0) 4.7 6.2 Age, years (SEM) 47 (3.3) 51.2 (4.8) 38.7 (5.2) 48.8 (7.0) 44.2 (4.3) 51.6 51.6 Female, n (%) 19 (90%) 8 (89%) 4 (67%) 6 (100%) 3 (60%) 28 (65%) 29 (71%) Tepezza Phase 2 data: Smith TJ, et al, NEJM 376:18, May 2017 Tepezza Phase 3 data: Douglas RS, et al, NEJM 382:4, Jan 2020 FDA clinical review of Tepezza (BLA 761143)

VRDN-001 efficacy measures compare favorably to Tepezza Clinical Activity Score (CAS) = a composite 0-7 scale scoring signs and symptoms of TED *Diplopia was present at baseline in 13 out of 21 drug-treated patients; 4 in 10 mg/kg cohort, 4 in 20 mg/kg cohort and 5 in the 3 mg/kg cohort Overall response: Signs + symptoms (Improvement in proptosis & clinical activity score) Proptosis: Responder rate (% with ≥2mm reduction from baseline to week 6) Proptosis: Mean change by exophthalmometry (change from baseline to week 6) CAS: Score of 0 or 1 (% achieving CAS of 0 or 1 at week 6) CAS: Mean change (change from baseline to week 6) Diplopia: Complete resolution* (% improved to a score of 0 at week 6) VRDN-001 (3, 10 or 20 mg/kg; week 6) n=21 67% 71% -2.3 mm 62% -4.1 54% 3 mg/kg / 10 mg/kg / 20 mg/kg n=9 n=6 n=6 56% 83% 67% 67% 83% 67% -2.7 mm -2.4 mm -1.7 mm 67% 83% 33% -4.2 -4.3 -3.7 20% 75% 75% Tepezza (at 10 mg/kg à 20 mg/kg; week 6) 44% 56% -1.9 mm 22% -2.1 36% Signs Improvement in proptosis Symptoms Improvement in Clinical Activity Score (CAS) and diplopia score Tepezza Phase 3 data: Douglas RS, et al, NEJM 382:4, Jan 2020, Douglas RS, et al, Ophthalmology 129:4, Apr 2022

Efficacy at all doses consistent with full target engagement IGF-1 data presented as mean ± SEM *Preliminary 3 mg/kg plasma IGF-1 levels include n=5 at week 6 and n=9 at week 3 TED IGF-1 Individual patient CAS Individual patient proptosis Measured by Hertel exophthalmometer Dose (mg/kg) Plasma IGF-1 levels (fold above baseline) Non-responders Proptosis responders Time (weeks) CAS change Dose (mg/kg) is responder threshold from baseline (change in ≥2mm) is responder threshold from baseline (change in ≥2) Change from baseline proptosis (mm) VRDN-001 20 mg/kg n=6 Placebo n=5 VRDN-001 10 mg/kg n=6 VRDN-001 3 mg/kg* n=5

Exophthalmometry and MRI together provide robust assessment of proptosis Hertel Exophthalmometer Most commonly used modality measurement of proptosis Successfully used as primary endpoint in prior clinical trials in TED Magnetic Resonance Imaging (MRI) More precise measurement Centrally read by 2 blinded reviewers Exploratory measure to potentially differentiate overall data findings Representative illustration of proptosis measurement by MRI

Adj. mean proptosis change (by exophthalmometer) Mean proptosis change (by MRI) VRDN-001 responses by exophthalmometer are confirmed by centrally reviewed MRI Time (weeks) Proptosis change by MRI (from baseline to week 6) Blinded, centrally-reviewed MRI data were available for 5/5 placebo patients and 16/21 VRDN-001 patients. All MRI images were reviewed centrally by two independent, blinded readers. *2 placebo patients and 3 VRDN-001 patients were proptosis responders by exophthalmometer, but response was not confirmed by MRI. Time (weeks) Patients where MRI did not confirm exophthalmometer response were excluded from this analysis. Placebo VRDN-001 Placebo n=5 +0.03mm VRDN-001 n=16 -2.76mm Placebo n=3 -0.3mm VRDN-001 n=18 -2.22mm Change from baseline proptosis (mm) Change from baseline proptosis (mm) Change from baseline proptosis (mm)

Proptosis reduction compares favorably with Tepezza

Mean proptosis change
(from baseline to week 6)


Measured by Hertel exophthalmometer
0
-1
-2
-3
-4
Change from baseline proptosis (mm)
VRDN-001
n=21
-2.33
Tepezza Phase 2
n=42
-1.8
Tepezza Phase 3
n=41
-1.9
3 mg/kg: -2.7mm
10 mg/kg: -2.4mm
20 mg/kg: -1.7mm

Proptosis responder rate at week 6
(Proptosis responder ≥2mm change from baseline proptosis)


3 mg/kg: 67%
10 mg/kg: 83%
20 mg/kg: 67%
71%
55%
56%
VRDN-001
n=21
Tepezza Phase 2
n=42
Tepezza Phase 3
n=41

11

Proptosis change from baseline presented as mean ± SEM

Tepezza Phase 2 data: Smith TJ, et al, NEJM 376:18, May 2017, FDA clinical review of Tepezza (BLA 761143)
Tepezza Phase 3 data: Douglas RS, et al, NEJM 382:4, Jan 2020, Douglas RS, et al, Ophthalmology 129:4, Apr 2022

VIRIDIAN

Significant improvement in signs and symptoms as measured by CAS Clinical Activity Score (CAS): a composite 0-7 scale scoring signs and symptoms of TED Mean change in CAS (from baseline to week 6) Reduction in CAS (from baseline to week 6) Placebo VRDN-001 Placebo VRDN-001 n=21 n=5 3 mg/kg: 67% 10 mg/kg: 83% 20 mg/kg: 33% CAS of 0 or 1 at week 6 40% 43% 90% 76% Responders Change from baseline score Time (weeks) 3 mg/kg: -4.2 10 mg/kg: -4.3 20 mg/kg: -3.7 VRDN-001 n=21 -4.10 Placebo n=5 -1.75

CAS improvement compares favorably with Tepezza Clinical Activity Score (CAS): a composite 0-7 scale scoring signs and symptoms of TED Change in Clinical Activity Score (CAS) from baseline presented as mean ± SEM Tepezza Phase 3 Tepezza Phase 2 VRDN-001 CAS of 0 or 1 at week 6 n=21 n=42 n=41 3 mg/kg: 67% 10 mg/kg: 83% 20 mg/kg: 33% VRDN-001 Tepezza Phase 3 Tepezza Phase 2 n=21 n=42 n=41 3 mg/kg: -4.2 10 mg/kg: -4.3 20 mg/kg: -3.7 Tepezza Phase 2 data: Smith TJ, et al, NEJM 376:18, May 2017 Tepezza Phase 3 data: Douglas RS, et al, NEJM 382:4, Jan 2020, FDA clinical review of Tepezza (BLA 761143) Mean CAS improvement at week 6 (Change from baseline score)

S Significant improvement in both signs and symptoms of TED Overall response defined as reduction in proptosis of ≥2mm and reduction in CAS ≥2 points Tepezza Phase 2 data: FDA clinical review of Tepezza (BLA 761143) Tepezza Phase 3 data: Douglas RS, et al, NEJM 382:4, Jan 2020 VRDN-001 Tepezza Phase 3 Tepezza Phase 2 VRDN-001 Placebo Overall response at week 6 Overall response at week 6 3 mg/kg: 56% 10 mg/kg: 83% 20 mg/kg: 67% n=21 n=42 n=41 *Excluding proptosis exophthalmometer responders that were not confirmed by MRI (where available), the overall response would be 52% for VRDN-001 and 0% for placebo 3 mg/kg: 56% 10 mg/kg: 83% 20 mg/kg: 67% n=21 n=5*

S 54% of VRDN-001 patients had complete diplopia resolution at week 6 Diplopia resolution rate defined as % of patients with diplopia at baseline that improved to a score of 0 For patients with diplopia at baseline, complete diplopia resolution defined as Gorman subjective diplopia score of zero FDA clinical review of Tepezza (BLA 761143) Placebo VRDN-001 3 mg/kg: 20% 10 mg/kg: 75% 20 mg/kg: 75% 3 mg/kg: 20% 10 mg/kg: 75% 20 mg/kg: 75% VRDN-001 Tepezza Phase 3 Tepezza Phase 2 n=13 n=38 n=28 Complete diplopia resolution at week 6 Complete diplopia resolution at week 6 n=13 n=3

Favorable safety profile

No serious adverse events (SAEs), no infusion reactions, and no discontinuations in patients treated with VRDN-001

ADVERSE REACTIONS:	VRDN-001 3 mg/kg, 10 mg/kg, & 20 mg/kg TED cohorts: VRDN-001 3 mg/kg (n=9), n	VRDN-001 10 mg/kg (n=6), n	VRDN-001 20 mg/kg (n=6), n	Placebo (n=5), n	TEPEZZA label: TEPEZZA (n=84), n (%)	Placebo (n=86), n (%)
Muscle spasms	2	2	2**	-	21 (25%)	6 (7%)
Nausea	2	-	-	-	14 (17%)	8 (9%)
Alopecia	-	-	-	1	11 (13%)	7 (8%)
Diarrhea	1	2**	1*	-	10 (12%)	7 (8%)
Fatigue	-	1	-	3	10 (12%)	6 (7%)
Hyperglycemia	1	-	1*	-	8 (10%)	1 (1%)
Hearing impairment	1	1	-	-	8 (10%)	0 (0%)
Dysgeusia	-	-	1	-	7 (8%)	0 (0%)
Headache	2	1	1	2**	7 (8%)	6 (7%)
Dry skin	1	-	1	-	7 (8%)	0 (0%)
Infusion reactions	-	-	-	-	4%	N/A

Safety profile at 3 mg/kg generally consistent with 10 and 20 mg/kg; no SAEs or infusion reactions

* Deemed unrelated to study drug by the masked investigator ** One patient deemed related and one patient deemed unrelated to study drug by the masked investigators

Data are as of data cut-off of December 19, 2022. Other AE that occurred in more than one patient and deemed related to study drug by masked investigators was acne (n=2). Instances were mild and did not require intervention. Muscle spasms were mild and did not require intervention; hearing impairment (n=2) was "ringing in the ears" which resolved without intervention in both cases. Both patients with hyperglycemia were diabetic at baseline; in 1 case glucose variability was determined by masked PI to be unrelated to drug.

16

VIRIDIAN

Patient case report from 3 mg/kg cohort Baseline patient characteristics Proptosis: 29 mm CAS: 7 Following VRDN-001 treatment, at week 6 Change in proptosis by HE*: -5 mm Change in proptosis by MRI: -5.2 mm Change in CAS: -6 points Case report patient information and photos taken by patient used with patient and investigator permission. *HE = hertel exophthalmometry Photo taken by patient 2 days before first dose of VRDN-001 Photo taken by patient 2 days following second dose of VRDN-001

Global Phase 3 program includes standard and accelerated treatment courses to maximize differentiation Potential improvements on Tepezza Accelerated, 12-week course of therapy Lower dose – 10mg/kg Shorter infusion times (30 min for VRDN-001 vs. 60-90 min for Tepezza) Faster onset and improved efficacy Week 24 VRDN-001, Q3W 8x VRDN-001, Q3W 5x Placebo Week 12 Primary endpoint analysis Phase 3 trial in active TED Phase 3 trial in chronic TED 4Q22 1H23 Trial Initiation

Potential best-in-class subcutaneous (SC) programs in TED

	IV		SC	
	VRDN-001	teprotumumab	VRDN-002	VRDN-003



Same extended half-life mutations
Same binding domain as VRDN-001

	VRDN-001	teprotumumab	VRDN-002	VRDN-003
Mechanism	Full antagonist	Partial antagonist	Partial antagonist	Full antagonist
Half-life	~10 to 11 days	~10 to 11 days[1-3]	up to 43 days	Expected to match or exceed VRDN-002
Administration	Q3W IV	Q3W IV	Q2W or Q4W SC	Q2W or Q4W SC

Plan to choose VRDN-002 or VRDN-003 for advancement as our SC program into Phase 3 trials

VRDN-001, -002, and -003 are investigational therapies that are not approved for any use in any country.

1) Rodon J et al, J Clin Onc, 2518 Suppl), June 2007
2) Kurzrock R et al, Clin Cancer Res, 16(8), April, 2010
3) Gore L et al, Mol Cancer Ther 8(12 Suppl), 2009

19

VIRIDIAN

VRDN-001 data validate potential convenient, monthly low volume SC product profile for VRDN-002 and VRDN-003 PK model shows VRDN-002 and VRDN-003 dosed 2mL 300mg q2w and q4w, with a 600mg loading dose, exceed exposure of 3 mg/kg VRDN-001 IV, suggesting potential for robust efficacy via subcutaneous injection VRDN-002 half-life ~4x of VRDN-001 and teprotumumab, enabling low volume SC dosing VRDN-003 can leverage VRDN-001 exposure-response data, accelerating and de-risking path to market PK model assumes 70% bioavailability, as observed in non-human primate studies VRDN-001 IV versus VRDN-002 Q4W SC simulations VRDN-001 IV versus VRDN-003 Q4W SC simulations VRDN-001 10 mg/kg IV Q3W VRDN-001 3 mg/kg IV Q3W VRDN-002 SC Q4W 106 45 32 VRDN-001 10 mg/kg IV Q3W VRDN-001 3 mg/kg IV Q3W VRDN-003 SC Q4W 106 56 32 Cavg Cavg VRDN-002 SC Q2W 83 VRDN-003 SC Q2W 104 Drug Concentration (µg/mL) 90 60 30 0 Time (weeks) 0 10 20 30 40 Drug Concentration (µg/mL) 90 60 30 0 Time (weeks) 0 10 20 30 40

VRDN-002 SC Q2W or Q4W VRDN-003 SC Q2W or Q4W Launch with self-administered pen: Selection of 1 program based on clinical data in 2H23 Phase 3 trial initiation in early 2024 Viridian plans to deliver a potential best-in-class SC therapy for patients with TED

Corporate priorities VRDN-001 IV Phase 2 results in chronic TED expected in 1H23 THRIVE Phase 3 trial enrollment with topline results in active TED expected mid-2024 THRIVE-2 Phase 3 trial initiation in chronic TED planned for 1H23 THRIVE-2 Phase 3 trial topline results in chronic TED expected by YE24 VRDN-002 & VRDN-003 SC programs VRDN-002 Phase 2 results planned for 2H23 VRDN-003 IND submission to FDA planned in 2Q23 VRDN-003 Phase 1 results in healthy volunteers expected in 4Q23 Selected subcutaneous program moves into Phase 3 planned for early-2024 Continue to advance VRDN-004, -005, & -006 toward clinical development

Launch potential best-in-class IV TED therapy in US and EU Rapidly follow with potential best-in-class SC TED therapy Replicate drug development and launch excellence in additional autoimmune and rare diseases Our long-term vision: building a fully-integrated biopharmaceutical company Growth Potential Value Over Time